                                                                   EXHIBIT 17(g)

                                POWER OF ATTORNEY

      We, the undersigned officers and Trustees of Worldwide Developing Resources Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Growth Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

      IN WITNESS WHEREOF we have hereunto set our hands, in Hamilton, Bermuda, on the dates set opposite our respective signatures.


      Signature                       Title                         Date
      ---------                       -----                         ----

                                President, Principal
                                 Executive Officer and
/s/ James B. Hawkes              Trustee                       February 14, 1997
------------------------------
    James B. Hawkes


                                Treasurer and Principal
                                 Financial and
/s/ James L. O'Connor            Accounting Officer            February 14, 1997
------------------------------
    James L. O'Connor


/s/ Donald R. Dwight             Trustee                       February 14, 1997
------------------------------
    Donald R. Dwight


/s/ Samuel L. Hayes, III         Trustee                       February 14, 1997
------------------------------
    Samuel L. Hayes, III


/s/ Norton H. Reamer*            Trustee                       April 23, 1997
------------------------------
    Norton H. Reamer


/s/ John L. Thorndike            Trustee                       February 14, 1997
------------------------------
    John L. Thorndike


/s/ Jack L. Treynor              Trustee                       February 14, 1997
------------------------------
    Jack L. Treynor

*Executed in Frankfurt, Germany